UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 11, 2011

(Date of earliest event reported)

SCOLR Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31982	91-1689591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19204 North Creek Parkway, Suite 100

Bothell, Washington 98011

(Address of principal executive offices and zip code)

(425) 368-1050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCOLR PHARMA, INC.

FORM 8-K

Item 8.01	Other Events.

On March 11, 2011, SCOLR Pharma, Inc. announced that it received a deficiency letter from the Food and Drug Administration regarding its Abbreviated New Drug Application for extended-release pseudoephedrine. A copy of the press release containing the announcement is attached to this current report as Exhibit 99.1. A copy of the Deficiency Letter is furnished as exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 11, 2011

99.2	FDA Deficiency Letter

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR Pharma, Inc.
(Registrant)

March 14, 2011	By:	/s/ RICHARD M. LEVY
(Date)		Richard M. Levy
Chief Financial Officer